EXHIBIT 32.1


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Robert L. Wilson, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Teen Education Group, Inc. for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Teen Education Group, Inc.


April 8, 2009


                                          By: /s/ ROBERT L. WILSON
                                              __________________________________
                                                  Robert L. Wilson
                                                  President (Principal Executive
                                                  Officer), Director




     I, Robert L. Wilson, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Teen Education Group, Inc. for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Teen Education Group, Inc.



April 8, 2009


                                            By: /s/ ROBERT L. WILSON
                                              __________________________________
                                                  Robert L. Wilson
                                                  Principal Financial Officer




A signed original of this written statement required by Section 906 has been provided to Sierra Resource Group, Inc. and will be retained by Sierra Resource Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.